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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report:  February 2, 1999
(Date of earliest event reported)

Commission File No. 333-40113

             Bombardier Capital Mortgage Securitization Corporation
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


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
       Vermont                                                   03-0355080
-----------------------                                      -------------------
(State of Incorporation)                                      (I.R.S. Employer
                                                             Identification No.)

1600 Mountain View Drive, Colchester, VT                           05446
----------------------------------------                         ----------
Address of principal executive offices                           (Zip Code)

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                                 (802) 654-7200
--------------------------------------------------------------------------------
               Registrant's Telephone Number, including area code



--------------------------------------------------------------------------------
     (Former name, former address and former fiscal year, if changed since last report)




                         Index to Exhibits is on Page 5






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ITEM 2.           Acquisition or Disposition of Assets; General

                  On February 2, 1999, Bombardier Capital Mortgage Securitization Corporation issued its Senior/Subordinated Pass-Through Certificates, Series 1999-A, such series representing interests in a pool of fixed rate manufactured housing sales contracts deposited in the BCMSC Trust 1999-A. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the prospectus dated January 28, 1999, as supplemented by the prospectus supplement dated January 28, 1999 (together, the "Prospectus").

                  The Class A Certificates consist of the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 Certificates. The Class M Certificates consist of the Class M-1 Certificates and Class M-2 Certificates. The Class B Certificates consist of the Class B-1 Certificates and the Class B-2 Certificates. The Class X Certificates consist of the Class X Certificates. The Class R Certificates consist of the Class R Certificates.

                  The Class M Certificates, the Class B Certificates, the Class X Certificates and the Class R Certificates are subordinated to the rights of the Class A Certificates to the extent described in the Prospectus. The Class M-1 Certificates are subordinated to the Class A Certificates to the extent described in the Prospectus. The Class M-2 Certificates are subordinated to the Class A Certificates and the Class M-1 Certificates to the extent described in the Prospectus. The Class B-1 Certificates are subordinated to the Class A Certificates and the Class M Certificates to the extent described in the Prospectus.




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ITEM 7.           Financial Statements and Exhibits

                  (c) Exhibits


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
Item 601(a)
of Regulation S-K
Exhibit No.                     Description
-----------                     ------------
       4.1 Series 1999-A Pooling and Servicing Agreement, dated as of January 1, 1999, among Bombardier Capital Mortgage Securitization Corporation, as
                                        Depositor, Bombardier Capital Inc., as
                                        Servicer and Harris Trust and Savings
                                        Bank, as Trustee.

       4.2 Standard Terms to Pooling and Servicing Agreement (January 1999 Edition).

      99                                Form of Underwriting Agreement.


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                  Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BOMBARDIER CAPITAL MORTGAGE
                                       SECURITIZATION CORPORATION

February 2, 1999
-----------------
(Date)

                                       By:    /s/ Andrew Baronowsky,
                                          ______________________________________
                                          Name:  Andrew Baronowsky,
                                          Title: Treasurer




                                       -4-







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                           INDEX TO EXHIBITS


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

Exhibit No.                     Description
-----------                     ------------
       4.1 Series 1999-A Pooling and Servicing Agreement, dated as of January 1, 1999, among Bombardier Capital Mortgage Securitization Corporation, as
                                        Depositor, Bombardier Capital Inc., as
                                        Servicer and Harris Trust and Savings
                                        Bank, as Trustee.

       4.2 Standard Terms to Pooling and Servicing Agreement (January 1999 Edition).

      99                                Form of Underwriting Agreement.


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                          STATEMENT OF DIFFERENCES
                          ------------------------

The section symbol shall be expressed as ............................. 'SS'






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